                                                                   EXHIBIT 10(l)

                               ALLEN TELECOM INC.

                           RESTRICTED STOCK AGREEMENT

                           PURSUANT TO 1992 STOCK PLAN

                           (Salary Increase Deferral)

Number of Restricted Shares                                     January 12, 1999
                           -----


     Allen Telecom Inc., a Delaware corporation (hereinafter called the "Company"), pursuant to its 1992 Stock Plan, as amended (hereinafter called the "Plan"), a copy of which is attached hereto as EXHIBIT A and is incorporated herein by reference, hereby awards unto _________________ (hereinafter called the "Employee") ________ shares of Common Stock of the Company, par value $1.00 per share (hereinafter called "Common Stock"), as additional compensation for services rendered to the Company or a subsidiary thereof and in lieu of any increase in the Employee's salary for a period of two years after the year in which the Employee last received an increase in salary (except in unusual circumstances as determined by the Management Compensation Committee, in its sole discretion), on the terms and subject to the conditions hereinafter set forth. These shares are referred to in this Agreement as "Restricted Shares" during the applicable Restriction Period (as defined in paragraph 3(d) hereof). Acceptance of the Restricted Shares shall be deemed to be agreement by the Employee to the terms and conditions set forth in this Agreement and the Plan. Certificates representing the Restricted Shares may not be sold or otherwise transferred and must be held by the Employee until the end of the applicable Restriction Period. Until such terms and conditions have lapsed with respect to any Restricted Shares, the certificate for such shares will bear a legend to the effect that they were issued or transferred subject to, and may be sold or otherwise disposed of only in accordance with, the terms of this Agreement and the Plan.

     1. STOCKHOLDER STATUS. Effective upon the date of delivery to the Employee of certificates for Restricted Shares registered in the Employee's name, the Employee will be a holder of record of the Restricted Shares and will have all rights of a stockholder with respect to such shares (including the right to vote such shares at any meeting of stockholders of the Company and the right to receive all dividends paid with respect to such shares), subject only to the terms and conditions imposed by this Agreement and the Plan.

     2. EFFECT OF CHANGES IN CAPITALIZATION. The number of Restricted Shares are subject to adjustment as provided in Section 7 of the Plan. Any additional or different shares or securities issued as the result of such an adjustment will be delivered to the Employee and will be deemed to be included within the term "Restricted Shares." The certificates or other instruments evidencing such additional or different shares or securities shall bear the legend referred to in the introductory paragraph; PROVIDED, HOWEVER, that any fractional shares and any pre-emptive or other rights or warrants to purchase securities issued to the Employee as a holder of Restricted Shares in connection with a public offering will be issued to the Employee free and clear of all terms and conditions imposed by this Agreement and the Plan.

     3. LAPSE OF RESTRICTIONS. (a) The restrictions set forth in paragraph 4 below will lapse (i) in four equal consecutive annual installments, each equal to one-fourth of the original number of Restricted Shares set forth in the first paragraph of this Agreement, as such number may be adjusted pursuant to paragraph 2 above (hereinafter called the "Original Number"), at the close of business on December 31, 2005 and at the close of business on each December 31 thereafter, or (ii) with respect to one-eighth of the Original Number at the end of the first period of ninety-one consecutive calendar days commencing on or after December 31, 2001 during which the average daily Closing Price (as defined below in this paragraph 3(a)) of the Company's Common Stock equals or exceeds $15.00 per share, an additional one-eighth of the Original Number at the end of the first such period during which such daily Closing Price equals or exceeds $20.00 per share, an additional one-eighth of the Original Number at the end of the first such period during which such daily Closing Price equals or exceeds $25.00 per share and an additional one-eighth of the Original Number at the end of the first such period during which such daily Closing Price equals or exceeds $30.00 per share, or (iii) with respect to one-eighth of the Original Number at the end of the first period of three consecutive fiscal years of the Company commencing with the fiscal year 1999 during which the average net income (excluding extraordinary and other non-operating gains and losses) per share of Common Stock per year ("Average Net Income") equals or exceeds $1.03, an additional one-eighth of the Original Number at the end of the first such period during which Average Net Income equals or exceeds $1.13, an additional one-eighth of the Original Number at the end of the first such period during which Average Net Income equals or exceeds $1.27 and an additional one-eighth of the Original Number at the end of the first such period during which Average Net Income equals or exceeds $1.40, with any such Shares as to which restrictions lapse pursuant to the preceding clause (ii) or (iii) prior to December 31, 2005 or any December 31 thereafter to be applied against the installments of the Original Number set forth in clause (i) in the order in which the restrictions would otherwise have lapsed with respect to such installments on December 31, 2005 and on each December 31 thereafter. The foregoing Closing Price and Average Net Income amounts are subject to adjustment in the same manner as the price per share of Options as provided in Section 7 of the Plan.

          For purposes of this Agreement, "Closing Price" shall mean the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way for Common Stock of the Company, in either case as reported on the New York Stock Exchange Composite Tape, or, if at any time the Common Stock of the Company is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock of the Company is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System or, if the Common Stock of the Company is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices for Common Stock of the Company in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     (b) Notwithstanding paragraph 3(a) above, the restrictions set forth in paragraph 4 below will lapse on all Restricted Shares at the close of business on the date on which a Change in Control of the Company (as defined below in this paragraph 3(b)) shall occur; PROVIDED, HOWEVER, that such restrictions will not lapse on any Restricted Shares with respect to which any amount, as determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Internal Revenue Code of 1986, as amended (the "Code"), when added to any other payment or benefit received or to be received by the Employee in connection with a Change in Control of the Company or the termination of the Employee's employment, would not be deductible by the Company by reason of section 280G of the Code; PROVIDED, FURTHER, that no portion of any such amount with respect to any Restricted Shares and no portion of any such other payment or benefit shall be taken into account which in the opinion of tax counsel selected by the Company's independent auditors and acceptable to the Employee does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code (without regard to subsection (A)(ii) thereof).

     For purposes of this Agreement, a Change in Control of the Company shall mean:

     (A) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

     (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
          (A), (C) or (D) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

     (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (I) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or
          (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

     (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          For purposes of this Agreement, the date on which a Change in Control shall occur shall be the date on which public announcement of the acquisition of such percentage described in clause (A) above shall have been made, or the date on which the change in the composition of the Board described in clause (B) above shall have occurred, or the date of any such stockholder approval described in clauses (C) or (D) above.

     (c) Notwithstanding paragraph 3(a) above, the restrictions set forth in paragraph 4 below will not lapse on any Restricted Shares with respect to which any amount (the "Cap Amount"), as determined by the Company's independent auditors in accordance with the principles of section 162(m) of the Code, when added to any other compensation received or to be received by the Employee in any given fiscal year, would not be deductible by the Company by reason of section 162(m) of the Code UNTIL such time as the Management Compensation Committee determines, in its sole discretion using its best judgment, that such Cap Amount (or portion thereof), when added to all other compensation received or to be received by the Employee in such fiscal year, would be deductible by the Company, as determined by the Company's independent auditors in accordance with the principles of section 162(m) of the Code; PROVIDED, HOWEVER, that in the event of the termination of Employee's employment by the Company or any subsidiary thereof as a result of the death or permanent disability of Employee, or the termination of Employee's employment and concurrent retirement pursuant to normal or early retirement under a retirement plan of the Company or any subsidiary thereof, or the involuntary termination of Employee's employment by the Company or any subsidiary thereof, the restrictions set forth in paragraph 4 below will immediately lapse on any Restricted Shares comprising a Cap Amount; and PROVIDED FURTHER, that in the event of the voluntary termination of Employee's employment by the Company or any subsidiary thereof, the Restricted Shares comprising a Cap Amount shall remain subject to the forfeiture provisions set forth in paragraph 5 below.

     (d) As soon as practicable after the restrictions with respect to any installment of Restricted Shares lapse (i) at the end of the period applicable to such installment set forth in paragraph 3(a) above (the "Restriction Period") or (ii) pursuant to paragraphs 3(b), 3(c) or 5 hereof, the Company will deliver to the Employee, or the Employee's legal representative in case of the Employee's death, promptly after surrender of the Employee's certificate(s) for the Restricted Shares to the Treasurer of the Company, the certificate or certificates for such shares free of any legend or further restrictions together with a new certificate representing any remaining Restricted Shares. It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon the lapse of restrictions with respect to any installment of Restricted Shares that the Employee (or any person entitled to act under this paragraph 3(d)) pay to the Company, or elect to relinquish to the Company a portion of such Restricted Shares equal in value to, such amount as may be required by the Company for the purpose of satisfying its liability to withhold federal, state, local or foreign income or other taxes by reason of such issuance or transfer. If the amount required is not paid or authorized to be relinquished and withheld from such Restricted Shares, the Company may refuse to issue or transfer shares of Common Stock. Furthermore, the Employee (or any person entitled to act under this paragraph 3(d)) may likewise elect to relinquish to the Company an additional portion of such Restricted Shares up to an amount equal in value to the estimated amount of federal, state, local or foreign income or other taxes to be paid in connection with the lapsing of restrictions on such Restricted Shares with respect to which withholding by the Company is not required based on the Employee's estimated maximum marginal tax rates; PROVIDED, HOWEVER, that the maximum number of Shares that may be withheld shall not exceed 47 percent of such Restricted Shares. The Company shall pay to the governmental entities designated by the Employee (or any person entitled to act under this paragraph 3(d)) the amounts designated by such Employee (or any person entitled to act under this paragraph 3(d)) pursuant to this paragraph 3(d).

4. RESTRICTIONS. During the Restriction Period, neither the Restricted Shares nor any right or privilege pertaining thereto may be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of or encumbered in any way, by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of or encumber the Restricted Shares or any right or privilege pertaining thereto, otherwise than by will or by the laws of descent and distribution, or upon the levy of any execution, attachment or similar process thereupon, the Restricted Shares and all rights and privileges given hereby shall immediately terminate and the Restricted Shares shall be forfeited to the Company pursuant to paragraph 5 hereof.

5. FORFEITURE. (a) All the Employee's rights to, and interest in, the Restricted Shares shall terminate and be forfeited to the Company without payment of consideration if either (i) the Employee's employment by the Company or any subsidiary thereof terminates for any reason other than the Employee's death, disability, retirement pursuant to normal or early retirement under any retirement plan of the Company or any subsidiary of the Company or termination by the Company or any subsidiary of the Company; PROVIDED, HOWEVER, that the Employee's employment will not be deemed to have terminated for this purpose while the Employee is on a leave of absence which has been approved by the Company, or (ii) any action prohibited by paragraph 4 hereof is taken. In the event of termination of employment as a result of death or permanent disability, the restrictions set forth in paragraph 4 hereof will lapse with respect to the Original Number multiplied by a fraction, the denominator of which shall be 120 and the numerator of which shall be the number of full months of employment of the Employee by the Company or any subsidiary of the Company after December 31, 1998 (the "Pro Rata Number"), and the remaining Restricted Shares in excess of the Pro Rata Number shall be forfeited in accordance with this paragraph 5(a) or, if the Original Number with respect to which restrictions have lapsed pursuant to paragraph 3 hereof prior to such termination of employment exceeds the Pro Rata Number, all remaining Restricted Shares in excess of such Original Number with respect to which restrictions have lapsed pursuant to paragraph 3 hereof shall be forfeited in accordance with this paragraph 5(a); in the event of termination of employment and concurrent retirement pursuant to normal or early retirement under a retirement plan of the Company or any subsidiary thereof, the Pro Rata Number shall continue to be subject to the provisions of paragraph 3 hereof (provided that the lapsing of restrictions for such Pro Rata Number under paragraph 3(a) and 3(c) shall be determined based on the Original Number) and the remaining Restricted Shares in excess of the Pro Rata Number shall be forfeited in accordance with this paragraph 5(a) or, if the Original Number with respect to which restrictions have lapsed pursuant to paragraph 3 hereof prior to such termination of employment and retirement exceeds the Pro Rata Number, all remaining Restricted Shares in excess of such Original Number with respect to which restrictions have lapsed pursuant to paragraph 3 hereof shall be forfeited in accordance with this paragraph 5(a); and in the event of termination by the Company or any subsidiary thereof of the Employee's employment by the Company or any subsidiary thereof for any reason, the restrictions set forth in paragraph 4 hereof will lapse with respect to the lesser of the Pro Rata Number and the Pro Rata Number multiplied by a fraction, the denominator of which shall be the Closing Price of the Company's Common Stock on the date of such termination of employment and the numerator of which shall be $8.00 (the

"Modified Pro Rata Number"), and the remaining Restricted Shares in excess of the lesser of the Pro Rata Number and the Modified Pro Rata Number shall be forfeited in accordance with this paragraph 5(a) or, if the Original Number with respect to which restrictions have lapsed pursuant to paragraph 3 hereof prior to such termination of employment exceeds the Pro Rata Number, all remaining Restricted Shares in excess of such Original Number with respect to which restrictions have lapsed pursuant to paragraph 3 hereof shall be forfeited in accordance with this paragraph 5(a). For purposes of this Agreement, a transfer of employment from the Company to a subsidiary or from a subsidiary to the Company or between subsidiaries shall not be deemed a termination of employment.

     (b) If Restricted Shares are forfeited for any of the reasons stated in paragraph 5(a) hereof, such forfeiture shall be effective upon the occurrence of the event giving rise to the forfeiture. The Employee agrees to repay to the Company all dividends, if any, paid after such event with respect to the Restricted Shares which have been forfeited.

     (c) If at any time the Employee forfeits any Restricted Shares pursuant to this Agreement, the Employee agrees to return the certificate or certificates for such Restricted Shares to the Company duly endorsed in blank or accompanied by a stock power duly executed in blank.

     (d) Determination as to whether an event has occurred resulting in the forfeiture of, or lapse of restrictions on, Restricted Shares, in accordance with this Agreement, shall be made by the Company's Management Compensation Committee, and all determinations of the Committee shall be final and conclusive.

6. NOTICES. (a) Any notice to the Company pursuant to any provision of this Agreement will be deemed to have been delivered when delivered in person to the Secretary of the Company or when deposited in the United States mail as certified or registered mail, return receipt requested, addressed to the Secretary of the Company at the executive offices of Allen Telecom Inc., at 25101 Chagrin Boulevard, Beachwood, Ohio 44122, or such other address as the Company may from time to time designate in writing by notice to the Employee given pursuant to paragraph 6(b) below.

     (b) Any notice or demand to the Employee pursuant to any provision of this Agreement will be deemed to have been delivered to the Employee when delivered to the Employee in person or when deposited in the United States mail as certified or registered mail, return receipt requested, addressed to the Employee at the Employee's address given at the end of this Agreement or the Employee's address on the stockholder records of the Company or such other address as the Employee may from time to time designate in writing by notice to the Company given pursuant to paragraph 6(a) above.

7. COMPANY RIGHT TO TERMINATE EMPLOYMENT AND OTHER REMEDIES. Nothing provided herein shall be construed to affect in any way the right or power of the Company, subject to the provisions of any other written agreement between the Employee and the Company relating to the subject matter, to terminate the Employee's employment as an employee of or a consultant to the Company at any time for any reason with or without cause, nor to preclude the Company from taking any action or enforcing any remedy available to it with respect to any action or conduct on the Employee's part.

8. ADDITIONAL DOCUMENTS. (a) It is the intention of the Company that this award of Restricted Shares shall meet the requirements of, and result in the application of, the rules prescribed by Section 83 of the Code and applicable Regulations thereunder. Accordingly, each and every provision shall be construed and interpreted in such manner as to conform with such intention and the Company reserves the right to execute and to require the Employee to execute any further agreements or other instruments, which may be effective as of the date of the award of the Restricted Shares covered by this Agreement, including, but without limitation, any instrument modifying or correcting any provision hereof, or any action taken hereunder or contemporaneously herewith, and to take any other action, which may be effective as of the date of the award of the Restricted Shares covered by this Agreement, that, in the opinion of counsel for the Company, may be necessary or desirable to carry out such intention.

     (b) If the Employee fails, refuses or neglects to execute and deliver any instrument or document or to take any action requested by the Company to be executed or taken by the Employee pursuant to the provisions of paragraph 8(a) above for a period of thirty (30) days after the date of such request, the Company may require the Employee, within ten (10) days after delivery to the Employee of a written demand by the Company, to forfeit all Restricted Shares then held by the Employee.

9. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Employee and, to the extent applicable, the Employee's legal representative.

10. GOVERNING LAW. The validity, interpretation, performance and enforcement of this Agreement and the Employee's rights in, to and under the Restricted Shares shall for all purposes be governed by the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

11. 1992 STOCK PLAN. The provisions hereof shall be subject to all the terms, provisions and conditions of the Plan (as amended from time to time by the Board of Directors of the Company within the limitations permitted by the Plan) and the rules and regulations relating to the Plan prescribed by the Management Compensation Committee of the Company, and this Agreement and the Plan and said rules and regulations relating thereto shall be construed as one instrument and in the event of any inconsistency the provisions of the Plan as interpreted and construed by the Management Compensation Committee shall control.

                                        ALLEN TELECOM INC.



                                        By /s/
                                           -------------------------------------
                                           Member
                                           Management Compensation Committee

ACCEPTANCE. The Restricted Shares of Common Stock of Allen Telecom Inc. awarded to the undersigned Employee under the foregoing Restricted Stock Agreement and the 1992 Stock Plan are hereby accepted on the terms and subject to the conditions of such Restricted Stock Agreement and 1992 Stock Plan.

-------------------------------
Employee's Signature

-------------------------------

-------------------------------                       --------------------------
(Employee's Address)                                  Employee's Social Security
                                                           Number

INSTRUCTION. Employee should sign and print his address and social security number in the spaces provided above, which serves as the Employee's acceptance of the Restricted Shares.